EXHIBIT 24
POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Teresa M. Sebastian, Clarence Otis, Jr. and C. Bradford Richmond, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2012 and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed effective as of the 1st day of June, 2012, by the following persons.

By: /s/ Leonard L. Berry Leonard L. Berry	By: /s/ William M. Lewis, Jr. William M. Lewis, Jr.
By: /s/ Odie C. Donald Odie C. Donald	By: /s/ Cornelius McGillicuddy, III Cornelius McGillicuddy, III
By: /s/ Christopher J. Fraleigh Christopher J. Fraleigh	By: /s/ Andrew H. Madsen Andrew H. Madsen
By: /s/ Victoria D. Harker Victoria D. Harker	By: /s/ Clarence Otis, Jr. Clarence Otis, Jr.
By: /s/ David H. Hughes David H. Hughes	By: /s/ Michael D. Rose Michael D. Rose
By: /s/ Charles A. Ledsinger, Jr. Charles A. Ledsinger, Jr.	By: /s/ Maria A. Sastre Maria A. Sastre

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Teresa M. Sebastian, Clarence Otis, Jr. and C. Bradford Richmond, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2012 and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed effective as of this 19th day of June, 2012, by the following persons.

By: /s/ Michael W. Barnes Michael W. Barnes

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Teresa M. Sebastian, Clarence Otis, Jr. and C. Bradford Richmond, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2012 and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed effective as of this 19th day of June, 2012, by the following persons.

By: /s/ William S. Simon William S. Simon